EXHIBIT 99.1

AMENDED AND RESTATED

BYLAWS

OF

DISH NETWORK CORPORATION

(effective November 4, 2019)

ARTICLE I Principal Office and Corporate Seal
Section 1.1. Principal Office. The principal office and place of business of DISH Network Corporation (the “Corporation”) is presently at 9601 S. Meridian Boulevard, Englewood, Colorado 80112.

Section 1.2. Other Offices.   Other offices and places of business either within or outside Nevada or Colorado may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The registered office of the Corporation required by Title 7, Chapter 78 of the Nevada Revised Statutes to be maintained in Nevada may be changed from time to time by the Board of Directors.

Section 1.3. Seal.   The seal of the Corporation shall have inscribed thereon the name of the Corporation and the word “Seal”, and shall be in such form as may be approved by the Board of Directors or Secretary, which shall have the power to alter the same at its or his pleasure. The Corporation may use the seal by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

ARTICLE II Shares and Transfer Thereof

Section 2.1. Stock Certificates and Uncertificated Shares.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chief Executive Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, or their designee of the Corporation, certifying the number of shares of stock owned by him in the Corporation; provided, however, that the Corporation may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation's stock.  Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the Stockholders.  Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures.  In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the Corporation from which Stockholders may obtain a copy of a statement or summary of the powers, designations, preferences, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the Stockholders shall be identical whether or not their shares of stock are represented by certificates.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation's organization, the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

Section 2.2. Record.   A record shall be kept of the name of each person or other entity holding the stock of the Corporation issued, the number of shares held by each such person, the date thereof and, in the case of cancellation, the date of cancellation. The Corporation shall be entitled to treat the person or other entity in whose name shares of stock of the Corporation stand on the books of the Corporation as the absolute owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 2.3. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 2.4. Record Date.

(a) Closing of Transfer Books - Record Date for Stockholder Meetings.  For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders, or any adjournment thereof, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case sixty (60) days. If the stock transfer books shall be closed for the purpose of determining Stockholders entitled to notice of, or to vote at a meeting of Stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Stockholders, such date in any case to be not more than sixty (60) or less than ten (10) days prior to the meeting of Stockholders.   If the Board of Directors does not order the stock transfer books closed, or fix in advance a record date, as above provided, then the record date for the determination of Stockholders entitled to notice of, or to vote at any meeting of Stockholders, or any adjournment thereof, shall at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day prior to the date on which the particular action requiring such determination of Stockholders is to be taken.

(b) Record Date for Distributions and Share Dividends.  For the purpose of determining Stockholders entitled to receive a distribution by the Corporation or a share dividend, the Board of Directors may, at the time of declaring the distribution or share dividend, set a date no more than sixty (60) days prior to the date of the distribution or share dividend. If no record date is fixed for such distribution or share dividend, the record date shall be the date on which the resolution of the Board of Directors authorizing the distribution or share dividend is adopted.

Section 2.5. Transfer of Shares.    Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate.  Upon written notice to the Corporation or to a transfer agent of the Corporation from the holder of record of any uncertificated shares of stock requesting a registration of transfer of such uncertificated shares to another person, accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Corporation to register such uncertificated shares of stock in the name of such other person on the books of the Corporation as the successor holder of record of such uncertificated shares of stock.  Every such transfer of stock shall be entered on the stock book of the Corporation which shall be kept at its principal office or by its registrar duly appointed.

Section 2.6. Transfer Agents, Registrars and Paying Agents.   The Board of Directors may, at its discretion, appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

ARTICLE III Stockholders and Meetings Thereof

Section 3.1. Place of Meeting.   Meetings of Stockholders shall be held at the principal office of the Corporation or at such other place, either within or without Nevada, as shall be determined by the Board of Directors.

Section 3.2. Annual Meeting.  The annual meeting of Stockholders of the Corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held as determined by resolution of the Board of Directors. If a quorum be not present, the meeting may be adjourned from time to time, but no single adjournment shall exceed sixty (60) days.  If the election of directors shall not be held at the annual meeting of Stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of Stockholders as soon thereafter as convenient.

Section 3.3. Special Meetings.  Special meetings of Stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the Board of Directors, or the holders of not less than one-third (1/3) of the voting power of the Corporation. Any holder or holders of not less than one-third (1/3) of the voting power of the Corporation who desire to call a special meeting pursuant to this Article  III, Section 3.3 shall notify the Chairman of the Board of Directors in writing that a special meeting of the Stockholders shall be called and shall state the purpose of the meeting and include any information required by applicable law or these Bylaws. Within thirty (30) days after notice to the Chairman of the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary shall set the date, time and location of the Stockholders meeting. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

Section 3.4. Notice of Meeting.  Written notice stating the place, day and hour of any annual or special meeting of Stockholders, and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally by mail, or by a form of electronic transmission permitted for such purpose by applicable law and each national securities exchange upon which the Corporation’s voting stock is then listed, by or at the direction of the Chairman of the Board of Directors, the Chief Executive Officer, the President (or in his absence by a Vice President), the Secretary, the Board of Directors, or the officer or persons calling the meeting, to each Stockholder of record entitled to vote at such meeting.   If mailed, such notice shall be deemed to be given when deposited in the United States mail postage prepaid, directed to the Stockholder at such Stockholder’s address as it appears on the records of the Corporation.  If sent by electronic transmission, such notice shall be deemed to be given when sent to the Stockholder at such Stockholder’s electronic address as it appears on the records of the Corporation.  Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be lost, but it shall be adjourned by the Stockholders present for a period not to exceed sixty (60) days until any deficiency to notice or waiver shall be supplied.

Section 3.5. Adjournment.   When a meeting is for any reason adjourned to another time, notice will not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting.

Section 3.6. Organization.  Meetings of Stockholders shall be presided over by the Chairman of the Board of Directors, or in the absence of the Chairman of the Board of Directors, by the Vice Chairman of the Board of Directors, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman elected at the meeting by a majority of the votes which all Stockholders present in person or by proxy are entitled to cast.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

Section 3.7. Voting Records.   The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days, before each meeting of Stockholders, a complete record of the Stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which record, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or without Nevada, and shall be subject to inspection by any Stockholder for any purpose germane to the meeting at any time during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the Stockholders entitled to examine such record or transfer books or to vote at any meeting of Stockholders.

Section 3.8. Quorum.  At each meeting of Stockholders, except where otherwise provided by Title 7, Chapter 78 of the Nevada Revised Statutes or the Articles of Incorporation or these Bylaws, the holders of a majority of the voting power of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum.  For purposes of the foregoing, where a separate vote by class or series is required for any matter, the holders of a majority of the voting power of such class or series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter.  Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.  In the absence of a quorum of the holders of a majority of the voting power of any class of stock entitled to vote on a matter, the holders of a majority of the voting power of such class so present or represented may adjourn the meeting of such class from time to time in the manner provided by Section 3.5 of these Bylaws until a quorum of such class shall be so present or represented for a period not to exceed sixty (60) days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Stockholders present at a duly organized meeting may continue to transact business until adjourned, notwithstanding the withdrawal of Stockholders so that less than a quorum remains.

Section 3.9. Proxies.  A Shareholder may vote either in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. No proxy shall be valid after six (6) months from the date of its execution, unless otherwise provided in the proxy.

Section 3.10. Action by Written Consent. Unless the Articles of Incorporation or these Bylaws specifically provide otherwise, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required. In no instance where action is authorized by written consent need a meeting of shareholders be called or noticed.

Section 3.11. Voting.  Each outstanding share, regardless of class, shall be entitled to one vote, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of Stockholders, except as may be otherwise provided in the Articles of Incorporation. If the Articles of Incorporation provide for more or less than one vote for any class or series of shares on any matter, every reference in these Bylaws to a majority or other proportion of stock shall refer to such a majority or other proportion of the voting power of all of the shares of those classes or series of shares. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him, for as many persons as there are directors to be elected, and for whose election he has the right to vote unless the Articles of Incorporation otherwise provide. Cumulative voting shall not be allowed.

Section 3.12. Advance Notice of Stockholder Proposals.  At any annual meeting of Stockholders, proposals by Stockholders and persons nominated for election as directors by Stockholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Articles of Incorporation and Bylaws of the Corporation.  To be timely, a Stockholder’s notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the principle office of the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however that in the event the annual meeting of Stockholders is not within thirty (30) days before or after such anniversary date then notice by the Stockholder must be received not later than the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or first publicly announced or disclosed (in a public filing or otherwise), whichever occurs first.  Any Stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Stockholder favors the proposal and setting forth such Stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such Stockholder and any material interest of such Stockholder in the proposal (other than as a stockholder).  Any Stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a director of the Corporation if elected, such Stockholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such Stockholder.  The chairman presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.

ARTICLE IV Directors: Powers and Meetings

Section 4.1. General Powers.   The business and affairs of the Corporation shall be managed by its Board of Directors, except as otherwise provided in Title 7, Chapter 78 of the Nevada Revised Statutes or the Articles of Incorporation.

Section 4.2. Performance of Duties. A director of the Corporation shall perform his duties as a director, including his duties as a member of any committee of the Board of Directors upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (a), (b), and (c) of this Section 4.2; but he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his duties shall not have any liability by reason of being or having been a director of the Corporation. Those persons and groups upon whose information, opinions, reports, and statements a director is entitled to rely are:

(a) One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b) Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence; or

(c) A committee of the Board of Directors upon which he does not serve, duly designated in accordance with the provisions of the Articles of incorporation or the Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

Section 4.3. Number; Tenure; Qualification~~; Chairman~~.  The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors or Stockholders (any such resolution of the Board of Directors or Stockholders being subject to any later resolution of either of them). The number of directors of the Corporation shall be not less than three (3) nor more than eleven (11) who need not be Stockholders of the Corporation or residents of the State of Nevada and who shall be elected at the annual meeting of Stockholders or some adjournment thereof, except that there need be only as many directors as there are Stockholders in the event that the outstanding shares are held of record by fewer than three (3) persons. Directors shall hold office until the next succeeding annual meeting of Stockholders or until their successors shall have been elected and shall qualify or until his earlier resignation or removal. No provision of this section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of Stockholders to remove Directors as is hereinafter provided. ~~The Board of Directors may designate one director as the Chairman of the Board of Directors.~~

Section 4.4. Resignation.    Any Director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Section 4.5. Annual Meeting.  The annual meeting of the Board of Directors shall be held at the same place and on the same day as the annual meeting of Stockholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing the elective officers of the Corporation and the transaction of such other business as may come before the meeting.

Section 4.6. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without Nevada and at such times as the Board of Directors may from time to time determine, and if so determined notice thereof need not be given.

Section 4.7. Special Meetings.  Special meetings of the Board of Directors may be called at any time by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the Chief Executive Officer, or by any two (2) directors, and may be held within or outside the State of Nevada at such time and place as the notice or waiver thereof may specify. Notice of such meetings shall be mailed to the last known address of each director at least five (5) days, or shall be given to a director in person or by telephone, facsimile or email at least forty-eight (48) hours prior to the date or time fixed for the meeting. Special meetings of the Board of Directors may be held at any time that all directors are present in person, and presence of any director at a meeting shall constitute waiver of notice of such meeting, except as otherwise provided by law. Unless specifically required by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 4.8. Meetings by Telephone. Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

Section 4.9. Quorum.  A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum be secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by Title 7, Chapter 78 of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws.

Section 4.10. Manner of Acting.  If a quorum is present, the affirmative vote of a majority of the directors present at the meeting and entitled to vote on that particular matter shall be the act of the Board of Directors, unless the vote of a greater number is required by law or the Articles of Incorporation.

Section 4.11. Action by Written Consent.   Unless the Articles of Incorporation or these Bylaws specifically provide otherwise, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee designated by such board may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each director or committee member, and delivered to the Secretary for inclusion in the minutes or for filing with the corporate records. Action taken under this section is effective when all directors or committee members have signed the consent, unless the consent specifies a different effective date. Such consents shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document.

Section 4.12. Vacancies.  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected or appointed to fill a vacancy shall be elected or appointed for the unexpired term of his predecessor in office, and shall hold such office until his successor is fully elected and shall qualify or until his earlier resignation or removal. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, which may be less than a quorum, or by an election at an annual meeting, or at a special meeting, of Stockholders called for that purpose. Any director elected or appointed to fill a vacancy shall hold office until the next annual meeting of Stockholders and until his successor shall have been elected and shall qualify or until his earlier resignation or removal.

Section 4.13. Compensation.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, directors may receive fees, compensation, and expense reimbursement as may be established by appropriate resolution of the Board of Directors for service on the Board of Directors and its committees, including without limitation attendance at and travel to meetings of the Board of Directors and its committees.

Section 4.14. Committees.    The Board of Directors may by resolution designate one or more directors and any natural persons who are not directors to constitute one or more committees which each shall have and may exercise all authority in the management of the Corporation as the Board of Directors to the extent provided in such resolution for such committee; but no such committee shall have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the Stockholders the sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business, recommending to the Stockholders a voluntary dissolution of the Corporation or a revocation thereof, or amending the Bylaws of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Unless the Board of Directors appoints alternative members pursuant to this bylaw, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member of the committee. The designation of such committees and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law. Each member of the Board of Directors, whether or not such director is a member of such committees, shall be entitled to receive notice of each meeting of each committee of the Board of Directors and each member of the Board of Directors shall be entitled to attend each meeting of any such committee, whether or not such director is a member of such committee.

Section 4.15. Committee Rules.   Unless the Board of Directors otherwise provides and subject to Section 4.1 of these Bylaws, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article IV of these Bylaws.

Section 4.16. Removal.   The Stockholders may, at a meeting called for the express purpose of removing directors, by the vote of Stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power, remove the entire Board of Directors or any lesser number, with or without cause.

Section 4.17. Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his absence by the Vice Chairman of the Board of Directors, or in his absence by Chief Executive Officer, or in his absence by a chairman chosen at the meeting by a majority of the directors present at the meeting.

ARTICLE V Officers

Section 5.1. Officers; Election; Term of Office.  The elective officers of the Corporation shall be a Chief Executive Officer, a President, any number of Vice Presidents, a Secretary, any number of Assistant Secretaries, a Treasurer and any number of Assistant Treasurers, who shall be elected annually by the Board of Directors at its annual meeting.   Unless removed in accordance with the procedures established by law and these Bylaws or unless provided in the resolution of the Board of Directors electing any officer, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify or until their earlier resignation or removal. Any two or more offices may be held by the same person at the same time. The officers of the Corporation shall be natural persons of the age of eighteen (18) years or older. The Board of Directors may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board of Directors, and shall be paid such compensation as may be directed by the Board of Directors.

Section 5.2. Powers and Duties.   The officers of the Corporation shall respectively exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors, not inconsistent with these Bylaws.

(a) Chief Executive Officer.  The Chief Executive Officer shall, subject to the control of the Board of Directors, have the ultimate responsibility for the management and control of the affairs and business of the Corporation, and shall perform all duties and have all powers which are commonly incident to the office of Chief Executive Officer or which are delegated to him by the Board of Directors or as may be provided by law. In the absence of the Chairman of the Board of Directors and the Vice Chairman of the Board of Directors, he shall preside at all meetings of Stockholders and of the Board of Directors at which he shall be present.

(b) President.  The President shall, subject to the control of the Board of Directors and the Chief Executive Officer, have general supervision, direction and control of the business and officers of the Corporation. In the absence of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors and the Chief Executive Officer, he shall preside at all meetings of the Stockholders and of the Board of Directors at which he shall be present. The Chief Executive Officer, the President, a Vice President, the Secretary or an Assistant Secretary, unless some other person is specifically authorized by the Board of

Directors, shall sign all bonds, deeds, mortgages, leases and contracts of the Corporation. The President shall perform all the duties commonly incident to his office and such other duties as the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer shall designate or as may be provided by law.

(c) Vice President.  In the absence or disability of the President, or at the Chief Executive Officer’s or President’s request, the Vice President or Vice Presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents in the order designated by the Board of Directors, or, in the absence of such designation, in the order designated by the Chief Executive Officer or the President, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each Vice President shall have such other powers and perform such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President or as may be provided by law.

(d) Secretary.    The Secretary shall keep accurate minutes of all meetings of the Stockholders, the Board of Directors and any committees. He shall keep, or cause to be kept, a register of the Stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the Stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the records and of the seal of the Corporation and shall attest the affixing of the seal of the Corporation when so authorized. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President or as may be provided by law.

(e) Assistant Secretary.  An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He shall perform such other duties as may assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary or as may be provided by law.

(f) Treasurer.  The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, securities, receipts, valuable papers and documents of the Corporation. The Treasurer shall keep accurate books of accounts of the Corporation's transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President. The Treasurer shall perform all duties commonly incident to his office and such other duties as may, from time to time, be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President or as may be provided by law.

(g) Assistant Treasurer.   An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Treasurer or as may be provided by law.

(h) Other Officers.  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.  The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

Section 5.3. Salaries.   All officers of the Corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have the authority to fix salaries in advance for stated periods or render the same retroactive as the Board of Directors may deem advisable.

Section 5.4. Inability to Act.   In the event of absence or inability of any officer to act, the Board of Directors may delegate the power or duties of such officer to any other officer, director or person whom it may select.

Section 5.5. Resignation; Removal; Vacancies.  Any officer or agent may resign at any time upon written notice to the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  Any officer or agent may be removed by the Board of Directors whenever, in its judgment, the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not, of itself, create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board or Directors at any regular or special meeting.

ARTICLE VI Finance

Section 6.1. Reserve Fund.   The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the Corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the Corporation, and for any other purposes.

Section 6.2. Checks and Deposits.   The monies of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the Corporation by such person or persons as the Board of Directors by appropriate resolution may direct. Notes and commercial paper, when authorized by the Board of Directors, shall be signed in the name of the Corporation by such officer or officers or agent or agents as shall thereto be authorized from time to time.

Section 6.3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year or shall be as otherwise determined by resolution of the Board of Directors.
ARTICLE VII Bankruptcy/Insolvency

The Corporation shall not, without the affirmative vote of the whole Board of Directors of the Corporation, institute any proceedings to adjudicate the Corporation a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Corporation, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Corporation.

ARTICLE VIII Waiver of Notice

With any notices required by law or under the Articles of Incorporation or these Bylaws to be given to any Stockholder or director of the Corporation, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be the equivalent to the giving of such notice.

ARTICLE IX Indemnification of Directors, Officers and Others

Section 9.1. To the full extent permitted by Title 7, Chapter 78 of the Nevada Revised Statutes, Section 7502, as the same may be amended from time to time, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he conducted himself in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 9.2. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 9.3. To the extent that a director, officer, or employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 9.4. Any indemnification under Section 9.1 and 9.2 of this Article IX (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the office, director and employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.1 and 9.2 of this Article IX. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the affirmative vote of the holders of a majority of the voting power and represented at a meeting called for such purpose.

Section 9.5. Expenses (including attorneys fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors as provided in Section 9.4 of this Article IX upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined by a final order of a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation as authorized in this Article IX.

Section 9.6. The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability hereunder or otherwise.

Section 9.7. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, agreement, vote or shareholders or disinterested directors, Title 7, Chapter 78 of the Nevada Revised Statutes, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and representatives of such person.

Section 9.8. The Corporation shall have the power to indemnify current or former directors, officers, employees and agents to the fullest extent provided by the laws of the State of Nevada.
ARTICLE X Amendments

These Bylaws may be amended or repealed, and new Bylaws may be adopted, at the annual meeting of the Board of Directors or at any regular or special meeting of the Board of Directors.

ARTICLE XI Miscellaneous

Section 11.1. Loans.   The Corporation may loan money to, guarantee the obligations of and otherwise assist directors, officers and employees of the Corporation, or directors of another corporation of which the Corporation owns a majority of the voting stock, only upon compliance with the requirements of Title 7, Chapter 78 of the Nevada Revised Statutes.

No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by resolution of the Board of Directors. Such activity may be general or confined to specific instances.

Section 11.2. Contracts.   The Board of Directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

/s/ Brandon Ehrhart

Brandon Ehrhart

Secretary